SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    Form 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         CAP CENTRAL ACCESS POINT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                                      88-0504522
  -----------------------                 ------------------------------------
  (State of incorporation                 (I.R.S. Employer Identification No.)
      or organization)

             2921 N. Tenaya Way, Suite 323, Las Vegas, Nevada 89128
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


   Securities to be registered pursuant to Section 12(b) of the Act:

             Title of each class          Name of each exchange of which
             to be so registered:         each class is to be registered:

                Not Applicable                    Not Applicable


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-72710

Securities to be registered pursuant to Section 12(g) of the Act:

                        Common stock, par value of $0.001
                        ---------------------------------
                                (Title of class)


                                        1


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Item  1.  Description  of  Registrant's  Securities  to  be  Registered.

The description of securities contained in Registrant's Registration Statement on Form SB-2, as amended, filed with the commission (File No. 333-72710) is incorporated by reference into this registration statement.

Item  2.  Exhibits

EXHIBIT
NUMBER        DESCRIPTION
------        -----------
3.1           Articles    of   Incorporation*
3.2           By-Laws*
23.1          Consent  of Randy Simpson CPA, P.C.*

*Incorporated herein by reference to the exhibits of the same number in Registrant's Registration Statement on Form SB-2, as amended.


                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

DATE:  February 12,  2002

CAC Central Access Point, Inc.
Registrant

By:

/s/ Mark Svensson
-----------------------------------
Mark Svensson, President